Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION
MONTHLY OPERATING REPORT, March 2009
CHAPTER 11
BUSINESS DEBTORS
Form 2A
COVERSHEET AND QUESTIONNAIRE

Mark one box for each required document
Report/Document	Previously
Attached	Waived
☒		1. Cash Receipts and Disbursements Statement (Form 2-B)
2. Balance Sheet (Form 2-C)
3. Profit and Loss Statement (Form 2-D)
4. Supporting Schedules (Form 2-E)
☒		5. Disbursements Summary (Form 2-F)
☒		6. Narrative (Form 2-G)
☒		7. Bank Statements for All Bank Accounts
☒		8. Bank Statement Reconciliations for All Bank Accounts

Questionnaire
Please answer questions below	Yes	No

1. Is the business still operating?	☒
2. Were any assets (other than inventory) sold this month?		☒
3. Were all employees timely paid this month?	☒
4. Are all insurance policies and operating licenses current and in effect?		☒	(1)
5. Did you open any new bank accounts this month?		☒
6. Did you deposit all receipts into your DIP account this month?		☒	(2)
7. Have all taxes been timely paid?		☒	(3)
8. Are you current on the U.S. Trustee quarterly fee payments?	☒

I declare under penalty of perjury that the following Monthly Operating Report , and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on: July 2, 2009	Print name: Zachary H Pashel
	Signature:	/S/ Zachary H Pashel
Title: President and Chief Executive Officer

(1) Our California business license fee for 2007 is past due. We have been informed that our business license in California was suspended, however effective January 1, 2008 the company is no longer doing business in California.
(2) Certain deposits related to securities were automatically deposited into our custody account.
(3) Certain local, state and federal taxes for 2007 and 2008 are past due.

Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period March 1, 2009 to March 31, 2009

Cash flow Summary	LUM		MIN
	Current		Current
	Month	Accumulated	Month	Accumulated

1. Beginning cash balance	$150,444	$234,454	$4,067	$100,046

2. Cash receipts
Operations	27,066	452,216	-	19,107
Sale of assets	-	-	-	-
Loans/advances	180,000	1,342,000	-	-
Other	-	186,910	-	9,759

Total Cash Receipts	207,066	1,981,126	-	28,866

3. Cash Disbursements
Operations	199,160	1,477,987	1,317	66,507
Debt Service/Secured loan payment	-	-	-	-
Professional Fees/U.S. Trustee Fees	30,182	571,137	-	-
Other	13,829	52,117	-	59,655

Total Cash Disbursements	243,171	2,101,241	1,317	126,162

4. Net Cash Flow (total Cash Receipts less
Total Cash Disbursements)	(36,106)	(120,116)	(1,317)	(97,296)

Ending Cash balance (to Form 2-C)	$114,338	$114,338	$2,750	$2,750

	Financial	Book
CASH BALANCE SUMMARY	Institution	Balance

Petty Cash		N/A
DIP Operating account (LUM)	Wachovia	$114,076
DIP State Tax Account		N/A
DIP Payroll Account (LUM)	Wachovia	$8,095
Other Operating Account (LUM)	Bank of America	$(7,832)
Other Operating Account (LUM)	Bank of the West	$-
Sweep account (LUM)	JPMorgan Custody Account	$-
Other Interest Bearing Account (MIN)	JPMorgan Custody Account	$2,750

TOTAL (must agree with Ending Cash Balance above)		$117,089

Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period March 1, 2009 to March 31, 2009

LUM
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	2000037939702

Date	Payer	Description	Amount

03/05/09	Wells Fargo Bank	Interest receipts	$40
03/05/09	Wells Fargo Bank	Interest receipts	45
03/05/09	Wells Fargo Bank	Interest receipts	49
03/05/09	Wells Fargo Bank	Interest receipts	61
03/05/09	Wells Fargo Bank	Interest receipts	101
03/05/09	Wells Fargo Bank	Interest receipts	257
03/06/09	Arco Capital Corporation	DIP financing receipts	180,000
03/18/09	IndyMac Bank	Interest receipts	4,801
03/24/09	JPMorgan	Interest receipts	1,317
03/25/09	RL Stevenson	Other receipts	2,154
03/25/09	HR Simplified	COBRA benefit receipts	8,110

		Total Cash Receipts	$196,937

LUM
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	021-50526

Date	Payer	Description	Amount

None

		Total Cash Receipts	$-

LUM
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	20000-38963175

Date	Payer	Description	Amount

3/13/2009	Luminent Mortgage Capital	Deposit	$2,033
3/24/2009	Luminent Mortgage Capital	Funds Transfer	8,095.76

		Total Cash Receipts	$10,129

LUM
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	756-032058

Date	Payer	Description	Amount

None

		Total Cash Receipts	$-

MIN
CASH RECEIPTS DETAIL		ACCOUNT NUMBER	021-58765

Date	Payer	Description	Amount

None

		Total Cash Receipts	$-

Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period March 1, 2009 to March 31, 2009

LUM
CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	2000037939702

Date	Check No.	Payee	Description	Amount

03/02/09	n/a	ADP FSA	Salaries & Benefits	$80
03/02/09	n/a	ADP FSA	Salaries & Benefits	44
03/03/09	1212	Revival Fund Management LLC	Other	13,153
03/03/09	1213	1440 Market Street LLC	Rent	3,551
03/06/09	n/a	ADP	Salaries & Benefits	36,123
03/06/09	1216	McGuire Woods	Professional Fees and Expenses	30,182
03/06/09	n/a	ADP	Salaries & Benefits	23,587
03/06/09	1219	United HealthCare	Salaries & Benefits	8,829
03/06/09	n/a	ADP	Salaries & Benefits	7,500
03/06/09	1218	Cananwill, Inc.	Insurance	5,067
03/06/09	1225	Olson, Patrick	Information Tech/Systems	3,500
03/06/09	1223	Miller, Bruce A.	Board of Directors	3,333
03/06/09	1224	Goldstein, Robert	Board of Directors	3,333
03/06/09	1215	DEPARTMENT OF ASSESSMENTS AND TAXATION	Tax	1,200
03/06/09	1226	AT&T - 821471292	Office Supplies	939
03/06/09	1214	National Registered Agents	Other	676
03/06/09	1220	Principal Financial Group	Salaries & Benefits	611
03/06/09	1222	ADP, INC.	Salaries & Benefits	305
03/06/09	1221	Susan Manning	Office Supplies	77
03/09/09	n/a	ADP	Salaries & Benefits	655
03/10/09	n/a	Wachovia Bank	Custody and bank fees	145
03/13/09	n/a	Luminent Mortgage Capital	Salaries & Benefits	2,033
03/13/09	n/a	ADP FSA	Salaries & Benefits	200
03/13/09	n/a	ADP FSA	Salaries & Benefits	39
03/17/09	1229	Pashel, Zachary	Office Supplies	2,187
03/17/09	1230	Susan Manning	Office Supplies	188
03/17/09	1228	Feniak, Jonathan	Travel & Entertainment	178
03/17/09	1227	Chang, Karen	Office Supplies	172
03/23/09	n/a	ADP FSA	Salaries & Benefits	312
03/23/09	n/a	ADP FSA	Salaries & Benefits	20
03/24/09	n/a	ADP	Salaries & Benefits	23,577
03/25/09	1244	United HealthCare	Salaries & Benefits	5,198
03/25/09	1240	1440 Market Street, LLC	Rent	3,551
03/25/09	1238	Tikofsky, Andrew	Salaries & Benefits	2,419
03/25/09	1233	Regus Group	Rent	2,345
03/25/09	1234	Weiss, Barry	Travel & Entertainment	885
03/25/09	1231	UNUM LIFE INSURANCE	Salaries & Benefits	699
03/25/09	1232	Principal Financial Group	Salaries & Benefits	611
03/25/09	1239	Comcast 8497303261431291	Information Tech/Systems	523
03/25/09	1236	Daniel M. Berger	Office Supplies	243
03/25/09	1235	Natalie Graciano	Rent	50
03/25/09	1237	Susan Manning	Office Supplies	30
03/26/09	1243	Richard J. Reisman	Office Supplies	759
03/26/09	n/a	Certified Check: ADP	Salaries & Benefits	89
3/19/09	n/a	ADP FSA	Salaries & Benefits	208
3/19/09	n/a	ADP Resource	Salaries & Benefits	40
3/24/09	n/a	ADP	Salaries & Benefits	36,097
3/24/09	n/a	Luminent Mortgage Capital	Salaries & Benefits	8,096
3/24/09	n/a	ADP	Salaries & Benefits	7,500

			Total Cash Disbursements	$241,137

LUM
CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	021-50526

Date	Check No.	Payee	Description	Amount

None

			Total Cash Disbursements	$-

LUM
CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	20000-38963175

Date	Check No.	Payee	Description	Amount

3/27/2009	N/A	ADP	Benefits	$2,034

			Total Cash Disbursements	$2,034

LUM
CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	756-032058

Date	Check No.	Payee	Description	Amount

None

			Total Cash Disbursements	$-

MIN
CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	021-58765

Date	Check No.	Payee	Description	Amount

3/24/2009	N/A	Wachovia AC 2000037939702	Transfer	$1,317

			Total Cash Disbursements	$1,317

Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-F
DISBURSEMENT SUMMARY
For Month Ended March 31, 2009

Total Disbursements from Operating Account	$241,137

Total Disbursements from Payroll Account	$2,034

Total Disbursements from Escrow Account	$-

Total Disbursements from Other Account	$1,317

Grand Total	$244,488

Fee

Debtor	Case number	Abbreviation

Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-G
NARRATIVE
For Month Ended March 31, 2009

The Debtors do not currently have sufficient internal accounting capacity or funds to spend on external financial experts to put together Form 2-C, Form 2-D or Form 2-E of the Monthly Operating Report.